SCHEDULE II
                                 INFORMATION WITH RESPECT TO
                    TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
                      SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-AVIS RENT A CAR INC

                    GAMCO INVESTORS, INC.
                                 2/06/01            5,700-           32.8270
                                 2/05/01              300-           32.8200
                                 1/31/01          105,100              *DI
                                 1/30/01            2,000            32.8200
                                12/15/00           10,000            32.5500
                                12/15/00            5,000            32.5000
                                12/15/00           10,000-           32.5500
                    GABELLI ASSOCIATES LTD
                                 2/13/01           12,500            32.8500
                                 2/07/01            6,000            32.8267
                                 2/05/01           10,000            32.7975
                                 2/02/01            7,500            32.8000
                    GABELLI ASSOCIATES FUND
                                 2/13/01           12,500            32.8500
                                 2/07/01            6,000            32.8267
                                 2/05/01           10,000            32.7975
                     GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 2/13/01           50,000            32.8798
                                 2/02/01           29,100            32.8300
                                 2/02/01           19,800            32.8255
                         GABELLI ABC FUND
                                 1/26/01           50,000            32.7500


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.